                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-3 of our report dated March 25, 1998, appearing in the Annual Report on Form 10-K of Vornado Realty Trust for the year ended December 31, 1997, as amended, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
Parsippany, New Jersey
September 17, 1998

                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-3 of our report dated March 17, 1997, on the statement of revenues and certain expenses of One Penn Plaza for the year ended December 31, 1996, which report appears in the Form 8-K/A of Vornado Realty Trust dated November 18, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
New York, New York
September 17, 1998

                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-3 of our report dated January 16, 1998, on the statement of revenues and certain expenses of 150 East 58th Street for the year ended December 31, 1996, which report appears in the Form 8-K/A of Vornado Realty Trust dated November 18, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
Parsippany, New Jersey
September 17, 1998

                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-3 of our report dated February 12, 1997, on the statement of revenues and certain expenses of 640 Fifth Avenue for the year ended December 31, 1996, which report appears in the Form 8-K/A of Vornado Realty Trust dated November 18, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
New York, New York
September 17, 1998

                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-3 of our report dated March 20, 1998 on the statement of revenues and certain expenses of 888 7th Avenue for the year ended December 31, 1997, which report appears in the Form 8-K/A of Vornado Realty Trust dated April 20, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
New York, New York
September 17, 1998

                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-3 of our report dated February 14, 1998 on the statement of revenues and certain expenses of 570 Lexington Company, L.P. for the year ended December 31, 1997, which report appears in the Form 8-K/A of Vornado Realty Trust dated April 20, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
New York, New York
September 17, 1998